UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 9, 2012

COMMONWEALTH REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

On October 9, 2012, Commonwealth REIT, or the Company, announced a reduction in the quarterly distribution rate on its common shares of beneficial interest, $0.01 par value per share, or its Common Shares, from $0.50 per Common Share ($2.00 per Common Share per year) to $0.25 per Common Share ($1.00 per Common Share per year).  The Company on that date declared its next quarterly Common Share distribution of $0.25 per Common Share to be paid on or about November 21, 2012 to holders of record of Common Shares at the close of business on October 22, 2012.  A copy of the Company’s related press release is attached as Exhibit 99.1 hereto.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS WHICH ARE BEYOND THE COMPANY’S CONTROL.  FOR EXAMPLE:

•       THIS CURRENT REPORT STATES THAT THE COMPANY’S DISTRIBUTION RATE WILL BE $0.25 PER COMMON SHARE PER QUARTER OR $1.00 PER COMMON SHARE PER YEAR.  A POSSIBLE IMPLICATION OF THIS STATEMENT IS THAT THE COMPANY WILL CONTINUOUSLY PAY QUARTERLY DISTRIBUTIONS OF $0.25 PER COMMON SHARE PER QUARTER OR $1.00 PER COMMON SHARE PER YEAR IN THE FUTURE.  THE COMPANY’S DISTRIBUTION RATES ARE SET AND RESET FROM TIME TO TIME BY THE COMPANY’S BOARD OF TRUSTEES.  THE COMPANY’S BOARD OF TRUSTEES CONSIDERS MANY FACTORS WHEN SETTING DISTRIBUTION RATES, INCLUDING THE COMPANY’S HISTORICAL AND PROJECTED INCOME, NORMALIZED FUNDS FROM OPERATIONS, CASH AVAILABLE FOR DISTRIBUTION, THE THEN CURRENT AND EXPECTED NEEDS AND AVAILABILITY OF CASH TO PAY THE COMPANY’S OBLIGATIONS, DISTRIBUTIONS WHICH MAY BE REQUIRED TO BE PAID TO MAINTAIN THE COMPANY’S TAX STATUS AS A REAL ESTATE INVESTMENT TRUST AND OTHER FACTORS DEEMED RELEVANT BY THE COMPANY’S BOARD OF TRUSTEES IN ITS DISCRETION.  ACCORDINGLY, FUTURE DISTRIBUTION RATES MAY BE INCREASED OR DECREASED, AND THERE IS NO ASSURANCE AS TO THE RATE AT WHICH FUTURE DISTRIBUTIONS WILL BE PAID.

FOR THESE REASONS, AMONG OTHERS, YOU SHOULD NOT PLACE UNDUE RELIANCE UPON THE COMPANY’S FORWARD LOOKING STATEMENTS.

Item 9.01.          Financial Statements and Exhibits.

(d)  Exhibits.

99.1        Press Release dated October 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH REIT

By:	/s/ John C. Popeo
Name:	John C. Popeo
Title:	Treasurer and Chief Financial Officer

Dated: October 12, 2012